SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 28, 2007

KOMAG, INCORPORATED
(Exact name of registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	0-16852 (Commission File Number)	94-2914864 (I.R.S. Employer Identification Number)
1710 Automation Parkway
San Jose, California 95131
(408) 576-2000
(Address, including zip code and telephone number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On June 28, 2007, Komag, Incorporated (“Komag”) issued a press release updating its outlook for the second quarter of 2007. A copy of the press release is attached hereto as Exhibit 99.1 to this report.
The information in this Form 8-K and the attached exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished as part of this report.
Exhibit 99.1
Press Release issued by Komag, Incorporated on June 28, 2007, updating its business outlook for the Second Quarter of 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Komag, Incorporated (Registrant)
Dated: June 28, 2007	By:	/s/ Kathleen A. Bayless
Kathleen A. Bayless
Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Komag, Incorporated on June 28, 2007, updating its business outlook for the Second Quarter of 2007.